Exhibit 10.2

Working Cash(R), Line of Credit, Investment Sweep Agreement PNC BANK

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THIS WORKING CASH(R), LINE OF CREDIT, INVESTMENT SWEEP AGREEMENT ("Working Cash
Sweep Agreement") is made as of May 1, 1997, between Universal Stainless & Alloy Products, Inc. ("Customer") and PNC Bank, National Association, with an office located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222 ("Bank").

1. TRANSFER INSTRUCTIONS. Customer has executed and delivered to PNC Bank, National Association, as Trustee (the "Trustee"), a Working Cash(R) Trust Agreement establishing a revocable trust (the "Customer's Trust") and has executed and delivered to the Bank an Amended and Restated Credit Agreement (the "Line of Credit Agreement"), each of which is incorporated by reference herein (individually and collectively, the "Working Cash Agreement(s)"). During the term of this Working Cash Sweep Agreement, the following instructions from Customer to Bank concerning transfer of assets between the Trust and the parent account (the "Account") identified on the Schedule set forth at the end of this Working Cash Sweep Agreement (the "Schedule") and between the Account and each checking account listed on the Schedule (each, a "DDA") shall apply. Pursuant to the terms of the Line of Credit Agreement, monies may be borrowed from time to time for the purposes set forth herein up to the maximum amount of the Revolving Credit Commitment upon certain terms and conditions set forth in the Line of Credit Agreement.

At the close of each day on which Bank and Trustee are both open for business ("Business Day"), Bank will review the activity in each DDA. For any Business Day in which the Final Available Balance in a DDA exceeds the Target Balance for such DDA by at least the amount of the Transfer Difference, Bank is directed to debit the DDA for that Business Day in an amount by which the Final Available Balance exceeds the Target Balance and credit those funds to the Account ("Credit"). For any Business Day in which the Final Available Balance in any DDA is less than the Target Balance by no less than the amount of the Transfer Difference, Bank shall transfer to such DDA an amount equal to the difference between the Target Balance and the Final Available Balance ("Debit") as set forth below. The minimum amount credited or debited to the Account from any DDA on any Business Day will be an amount equal to the Transfer Difference for such DDA. Accordingly, on any Business Day when the Final Available Balance in any DDA is plus or minus the Target Balance by less than the Transfer Difference, there will be no transfer of a Debit or Credit.

At the close of each Business Day, Bank will review the activity in the Account. For any Business Day when the sum of all Credits and Debits transferred to or from the Account is a positive number ("Net Credit"), Bank is directed to use the amount of the Net Credit available for that Business Day to repay amounts outstanding under the Line of Credit and to debit any amount remaining and transmit such remainder to the Customer's Trust. For any Business Day when the sum of all Credits and Debits transferred to or from the Account is a negative number ("Net Debit"), Bank shall direct Trustee to transfer to Bank assets from the Customer's Trust in an amount equal to the Net Debit for that Business Day. In no case shall the Trustee transfer assets in an amount in excess of the aggregate of the Final Available Balance in the Customer's Trust. In the event that the assets transferred to the Account from the Customer's Trust under this Working Cash Sweep Agreement are insufficient to cover the Net Debit, Bank shall, on behalf of Customer, make an advance equal to the amount of (a) the remaining amount of the Net Debit, or (b) the amount, if any, available under the Line of Credit. The amount of such advances, together with interest thereon and fees shall be charged to the Account and the payment of which shall be governed by the terms and conditions set forth in the Line of Credit Agreement.

2. CUSTOMER ACKNOWLEDGEMENTS. Customer acknowledges that Bank and Trustee are acting solely as Customer's agents in transferring funds between the Account and the Customer's Trust pursuant to the terms of this Working Cash Sweep Agreement. Customer releases Bank and Trustee from all liability in effecting these transfers. In no event shall Trustee have any liability to Bank for amounts due Bank under the Line of Credit Agreement.

3. STANDARD OF CARE AND LIMITATION OF LIABILITY. With respect to the performance of services under this Working Cash Sweep Agreement, Bank and Trustee will be governed by a standard of ordinary care. In any event, Bank and Trustee shall only be liable for Customer's actual damages. Neither Bank nor Trustee shall be liable for any consequential, incidental, special or indirect losses, damages or expenses (including counsel fees) which Customer may incur by reason of this Working Cash Sweep Agreement or the services provided hereunder. In no event will Bank or Trustee be liable for its inability to perform its obligations hereunder when such inability arises out of causes beyond their control.

4. TERMINATION. This Working Cash Sweep Agreement may be terminated by either party upon thirty (30) days' prior written notice to the other.

5. FEES. Bank will be compensated for its services relating to the Working Cash Agreements initially in accordance with the fees set forth on the Schedule, as such fees may be modified by Bank from time to time. Trustee will be compensated for its services relating to the Working Cash Agreements in accordance with its Schedule of Fees in effect from time to time. Customer acknowledges receipt and review of the current fee arrangements for each of Bank and Trustee.

6. CHANGES IN WRITING. No modification, amendment or waiver of any provision of any of the Working Cash Agreements nor consent to any departure by Customer therefrom, will in any event be effective unless the same is in writing and signed by Bank and Trustee, where appropriate, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

7. ENTIRE AGREEMENT. The Working Cash Agreements and all of the documents and instruments referred to therein constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

8. SUCCESSORS AND ASSIGNS. The Working Cash Agreements will be binding upon and inure to the benefit of the Customer, Bank and Trustee and their respective heirs, executors, administrators, successors and assigns; provided, however, that Customer may not assign any of the Working Cash Agreements in whole or in part without the prior written consent of Bank; and Bank and Trustee may, at any time, assign any of their respective rights and obligations under the Working Cash Agreements in whole or in part.


C/M 11834.0000 491945.1

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9. DEFINITIONS. For purposes of this Working Cash Sweep Agreement, the term
"Final Available Balance" shall mean the collected balance after all items have been posted to the DDA for the Business Day. All terms capitalized but undefined above shall have the meanings set forth on the Schedule.


                                    SCHEDULE

The commercial checking accounts ("DDAs") listed below are considered related to the Parent Account (the "Account") identified below and to the Working Cash Sweep Agreement for the purpose of aggregating balances to ascertain the dollar amount to be transferred on any Business Day to or from the Customer's Trust created pursuant to the Trust Agreement between Trustee and Customer.

The DDAs listed below will be governed by Bank's policies, procedures and fee arrangements that are generally applicable to commercial demand deposit accounts from time to time.

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PARENT ACCOUNT NUMBER         AUTHORIZED CUSTOMER CONTACT (NAME)
                                                     Richard M. Ubinger
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CHECKING ACCOUNT (DDA) NO.    TARGET BALANCE                 TRANSFER DIFFERENCE

            1001348476                   $25,000                          $1,000
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FIXED CHARGE
/ / Compensating Balance of $___________________     |X| Monthly Fee of $150

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BALANCE REVIEW PERIOD         AUTHORIZED CUSTOMER CONTACT (NAME)

                                                      Richard M. Ubinger
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CHECKING ACCOUNT (DDA) NO.    TARGET BALANCE                 TRANSFER DIFFERENCE

                              $                              $
================================================================================
================================================================================
FIXED CHARGE
/ / Compensating Balance of $______________      / / Monthly Fee of $___________

================================================================================
================================================================================
BALANCE REVIEW PERIOD         AUTHORIZED CUSTOMER CONTACT (NAME)


================================================================================

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CHECKING ACCOUNT (DDA) NO.    TARGET BALANCE                 TRANSFER DIFFERENCE

                              $                              $
================================================================================
================================================================================
FIXED CHARGE
/ / Compensating Balance of $______________      / / Monthly Fee of $___________
================================================================================
================================================================================
BALANCE REVIEW PERIOD         AUTHORIZED CUSTOMER CONTACT (NAME)


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                                   Customer Name:
PNC Bank, National Association        Universal Stainless & Alloy Products, Inc.

By:                                By:
Title:                             Title:


C/M 11834.0000 491945.1